Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of NuRx Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ending September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Steven Gershick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 24, 2008

/s/	Steven Gershick
Name:	Steven Gershick
Title:	Chief Financial Officer
(principal financial officer)